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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):October 22, 2007
                               (October 22, 2007)


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


      Tennessee                      000-22490                  62-1120025
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   (State or other               (Commission File            (I.R.S. Employer
   jurisdiction of                     Number)              Identification No.)
    incorporation)


              430 Airport Road
           Greeneville, Tennessee                              37745
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  (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.  FINANCIAL INFORMATION.

Item 2.02.  Results of Operations and Financial Condition.

     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated October 22, 2007, announcing the financial results of Forward Air Corporation for the quarter ended September 30, 2007.

     SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

     Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. The following exhibit is being furnished as part of this Report.

     No.                                  Exhibit
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    99.1       Press Release of Forward Air Corporation dated October 22, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FORWARD AIR CORPORATION



 Date: October 22, 2007       By: /s/ Rodney L. Bell
                                  ----------------------------------------------
                                  Rodney L. Bell
                                  Senior Vice President, Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

          No.                                      Exhibit
-------------------------       ------------------------------------------------
          99.1                   Press Release of Forward Air Corporation dated
                                               October 22, 2007.